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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                               -------------------
                                  June 1, 2000

                      STUDENT LOAN FUNDING 1999 - A/B TRUST
                  (Exact name of registrant as specified in its
                                    charter)


              Delaware                    333-64283              31-1599686
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                        ONE WEST FOURTH STREET, SUITE 310
                             CINCINNATI, OHIO 45202
                                 (513) 352-0570
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 NOT APPLICABLE.
   (Registrant's former name or former address, if changed since last report)



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Item 5.           Other Events.

                  Pursuant to the Indenture of Trust (the "Indenture"), dated as of October 1, 1999, among Student Loan Funding 1999 - A/B Trust, as Issuer (the "Issuer"), Student Loan Funding Riverfront LLC, as Depositor (the "Depositor"), and Firstar Bank, N.A. as Trustee (the "Trustee"), the Trustee delivered to the noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Senior Auction Rate Notes Series 1999 A-1,2,3,4,5 and 6 and Subordinate Auction Rate Notes Series 1999 B-1.


Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                  The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Noteholders' Statement, dated April 30, 2000







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Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


                                         FIRSTAR BANK, N.A., not in its
                                         individual capacity but solely in
                                         its capacity as Co-owner Trustee for
                                         STUDENT LOAN FUNDING 1999 - A/B TRUST


Date:  June 15, 2000                     By:      /s/    Brian J. Gardner
                                                  -----------------------

                                                  Brian J. Gardner
                                                  Vice President & Trust Officer





                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
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99.1              Noteholders' Statement, dated April 30, 2000













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